UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 8, 2025

LIBERTY LATIN AMERICA LTD.
(Exact Name of Registrant as Specified in Charter)

Bermuda	001-38335	98-1386359
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)
Clarendon House,
2 Church Street,
Hamilton HM 11, Bermuda
(Address of Principal Executive Office)
(303) 925-6000
(Registrant’s telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Class A Common Shares, par value $0.01 per share	LILA	The NASDAQ Stock Market LLC
Class C Common Shares, par value $0.01 per share	LILAK	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2025, the compensation committee (the “Committee”) of the board of directors of Liberty Latin America Ltd. (the “Company”) approved cash retention bonuses for certain officers of the Company who will play a critical role with respect to the strategic initiatives disclosed by the Company in its earnings release and earnings call on August 7, 2025. The bonus recipients include two named executive officers identified in the Company’s 2025 proxy statement: Christopher Noyes (Chief Financial Officer of the Company) and John Winter (Chief Legal Officer of the Company).

Messrs. Noyes and Winter’s bonuses are equal to 2.5 times their respective 2025 annual base salaries. The bonuses will vest in three equal annual installments ($608,344 for Mr. Noyes and $533,333 for Mr. Winter) on October 15 of each of 2025, 2026 and 2027.

If Mr. Noyes’s or Mr. Winter’s employment with the Company is terminated without cause before October 15, 2027, then he will receive the remaining amounts that were originally scheduled to be paid after his exit date. If Mr. Noyes or Mr. Winter leaves the Company voluntarily before October 15, 2027, then he will forfeit the remainder of his unpaid bonus.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Exhibit Name

101.SCH	XBRL Inline Taxonomy Extension Schema Document.
101.DEF	XBRL Inline Taxonomy Extension Definition Linkbase.
101.LAB	XBRL Inline Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Inline Taxonomy Extension Presentation Linkbase Document.
104	Cover Page Interactive Data File.* (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY LATIN AMERICA LTD.

By:	/s/ John M. Winter
John M. Winter
Senior Vice President, Chief Legal Officer & Secretary

Date: August 14, 2025